Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Brian R. Ervine, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Current Report of Evolving Systems, Inc. on Form 8-K dated January 21, 2004, a periodic report, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 8-K fairly presents in all material respects the financial condition and results of operations of Evolving Systems, Inc for the periods presented.

/s/ Brian R. Ervine

Brian R. Ervine
Senior Vice President and Chief Financial Officer
January 21, 2004